UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 2, 2015

American Realty Capital Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36394	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

✓	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding regarding settlement of certain litigation relating to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) dated as of June 1, 2014 by and among Ventas, Inc. (“Ventas”), Stripe Sub, LLC, Stripe OP, LP, American Realty Capital Healthcare Trust, Inc. (“HCT”) and American Realty Capital Healthcare Trust Operating Partnership, L.P.

SETTLEMENT OF CERTAIN LITIGATION

Between June 6, 2014 and July 9, 2014, ten putative class action lawsuits asserting claims relating to HCT’s disclosures in the proxy statement filed with the SEC, some of which included derivative claims, were filed in the Circuit Court for Baltimore City, Maryland (collectively, the “Baltimore Litigation”): Romano v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003534 (June 6, 2014); Holzer v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003553 (June 6, 2014); Brenner v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003540 (June 9, 2014); Hamill v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003636 (June 11, 2014); Stanley v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003664 (June 12, 2014); Shine v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003707 (June 13, 2014); Uhl v. American Realty Capital Healthcare Trust, Inc., et al., 24-C-14-003710 (June 13, 2014); Kuo v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003765 (June 17, 2014); Flor v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14-003817 (June 19, 2014); Abbasi v. American Realty Capital Healthcare Trust, Inc., et al., Case No. 24-C-14004104 (July 9, 2014). On August 26, 2014, the Baltimore Litigation was consolidated and is now styled: In re American Realty Capital Healthcare Trust, Inc. Shareholder and Derivative Litigation, Case No. 24-C-14-003534 (“the Action”).

On January 2, 2015, the parties to the Action agreed to a memorandum of understanding regarding settlement of all claims asserted on behalf of each alleged class of HCT stockholders. In connection with the settlement contemplated by that memorandum of understanding, each action and all claims asserted therein will be dismissed, subject to approval by each applicable court. The proposed settlement terms require HCT to make certain additional disclosures related to the merger, as set forth in this Current Report on Form 8-K. The memorandum of understanding further contemplates that the parties will enter into a stipulation of settlement, which will be subject to customary conditions, including confirmatory discovery and court approval following notice to HCT’s stockholders. If the parties enter into a stipulation of settlement, a hearing will be scheduled at which the court will consider the fairness, reasonableness and adequacy of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement, that the applicable court will approve any proposed settlement, or that any eventual settlement will be under the same terms as those contemplated by the memorandum of understanding.

SUPPLEMENT OF DEFINITIVE PROXY STATEMENT

In connection with the settlement of the Action, the defendants have agreed to make these supplemental disclosures to the Definitive Proxy Statement. The supplemental information set forth below must be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Definitive Proxy Statement. Nothing in this Current Report on Form 8-K, the memorandum of understanding or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. All page number references are to the Definitive Proxy Statement.

The sentence in the first row of the table on page 12 in the column titled “Amount” is hereby amended and supplemented by inserting the following at the end:

“subject to a cap of $5.75 million.”

The second paragraph under the heading “Interests of HCT’s Directors and Executive Officers in the Merger (See page 68)” on page 13 is hereby amended and supplemented by replacing such paragraph with the following:

“In connection with the merger, on May 23, 2014, HCT entered into a letter agreement with RCS Capital, the investment banking and capital markets division of RCS, pursuant to which RCS Capital agreed to act as financial advisor to HCT in connection with a possible sale or acquisition transaction involving HCT. In connection with the letter agreement and the services provided by RCS Capital thereunder, HCT agreed to pay RCS Capital an amount equal to 0.25% of the transaction value of the merger. In connection with the negotiation of the merger, RCS Capital agreed to a cap on this amount of $5.75 million. HCT also agreed to reimburse RCS for reasonable out-of-pocket expenses arising in connection with the merger. See “The Merger—Interests of HCT’s Directors and Executive Officers in the Merger—HCT Investment Banking Services Agreement” on page 69.”

The last sentence of the fourth full paragraph on page 38 is hereby amended and supplemented by replacing that sentence with the following:

"The Advisor, Property Manager, RCS Capital and RCS are under common control with American Realty Capital V, LLC, which we refer to as the Sponsor, and, as a result thereof, they are related parties."

The second paragraph under the heading “Background of the Merger” on page 45 is hereby amended and supplemented by inserting the following at the end of that paragraph:

“After closing the HCT IPO, the HCT Board monitored market developments in the ordinary course to remain informed of potential strategic alternatives.”

The first line at the top of page 46 is hereby amended and supplemented by inserting the following at the end of that line:

“Alternatives that were considered on a preliminary basis by the HCT Board in consultation with its financial advisors included, a cash sale of some or all of HCT’s real estate portfolio, a merger with a publicly listed company, entering into a partnership with one or more institutional investors and listing on a national stock exchange.”

The first full paragraph on Page 47 is hereby amended and supplemented by inserting the following at the end of that paragraph:

“Given Ms. Cafaro’s stated interest in a strategic business combination between Ventas and HCT, the Company concluded that entering into a non-disclosure agreement to further explore the possibility of such a transaction was in the best interest of HCT’s shareholders.”

The second to last sentence of the first full paragraph in the middle of page 47 is hereby amended and supplemented by replacing it with the following:

“During this meeting, Ms. Cafaro and Mr. Schorsch spent most of the time discussing their personal and professional backgrounds, his strategy and larger businesses, and toward the end of the meeting, and only briefly, Ms. Cafaro and Ms. Bathija asked about HCT's portfolio, and Ms. Cafaro expressed interest in learning more about HCT and in the possibility of exploring a strategic business combination between Ventas and HCT, based upon, among other things, possible strategic and financial opportunities that could result from such a business combination.”

The first sentence of the first full paragraph at the top of page 48 is hereby amended and supplemented by replacing it with following:

“During the weekend of April 18, 2014, Ms. Cafaro and Mr. Schorsch had a telephonic conversation during which Ms. Cafaro indicated a preliminary valuation in the range of $10.75 to $11.00 per share "gross," taking into account all relevant factors including Ventas’s preliminary due diligence review, with the amount to be received by HCT shareholders to be adjusted for any amounts that may be payable with respect to certain affiliate agreements, subject to the satisfactory completion of due diligence by Ventas as well as Ventas Board approval. Mr. Schorsch declined to consider this preliminary indication of interest because he believed the valuation reflected therein was too low, in light of his view of the value of the portfolio and the then current stock trading price of HCT, among other things. Several days later, during the week of April 21, 2014, after further analysis, Ms. Cafaro communicated to Mr. Schorsch by telephone Ventas's potential interest in exploring a transaction for enhanced consideration of $11.00 to $11.25 per share, taking into account all relevant factors including Ventas’s continued due diligence review, again on a "gross" basis and subject to the completion of due diligence and Ventas Board approval. Mr. Schorsch declined to consider this revised preliminary indication of interest as well on the basis that the valuation reflected therein remained too low for the reasons indicated in his previous conversation with Ms. Cafaro.”

The second full paragraph on page 60 is hereby amended and supplemented by replacing such paragraph with the following:

“In its analyses, Citi considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of HCT. No company, business or transaction reviewed is identical or directly comparable to HCT, Ventas, their respective businesses or the merger and related transactions, nor were individual multiples derived for each of the selected companies or selected transactions independently determinative of Citi's views with respect to its selected publicly traded companies or selected precedent transactions analyses, and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics, market conditions and other factors that could affect the public trading, acquisition or other values of the companies, business segments or transactions reviewed.”

Page 65 is hereby amended and supplemented by inserting the following at the beginning of the first full paragraph under the header “Miscellaneous”:

“In connection with JP Morgan’s limited financial advisory services, HCT has agreed to pay JP Morgan $2.5 million.”

The last paragraph on page 66 is hereby amended and supplemented by replacing the first sentence with the following:

“HCT’s management provided HCT’s financial advisor with long-range business models that considered two broad scenarios: (i) a “base” case model that assumed no future growth, forecasting financial performance over a five-year period with the then current portfolio of assets; and (ii) a “base plus growth” case model that presented the HCT’s fundamental business model with $500 million of annual acquisition activity, funded by a mix of publicly accessed debt and equity. The following tables, which are derived from those models, present selected unaudited prospective financial data for the 12 months ending June 30, 2015 and the fiscal years ending 2014 through 2018 under both a “base” case and a “base plus growth” case.

The last paragraph on page 66 is hereby amended and supplemented by inserting the following at the end of the last sentence of that paragraph:

“assuming $500 million of unidentified acquisitions annually.”

The two tables on page 66 are hereby amended and supplemented by replacing such tables with the following tables and footnote:

Base Case (In millions)	Next 12 Months	2014	2015	2016	2017	2018
Cash NOI	$150	$148	$153	$158	$161	$164
EBITDA	152	151	153	155	156	157
FFO	123	124	125	127	129	131
AFFO	114	114	117	120	124	127
Unlevered Free Cash Flow	N.A.	103*	140	144	147	151

Base Plus Growth Case (In millions)	Next 12 Months	2014	2015	2016	2017	2018
Cash NOI	$169	$165	$210	$251	$293	$339
EBITDA	173	169	214	258	299	344
FFO	132	128	158	192	223	255
AFFO	120	116	141	170	198	229
Unlevered Free Cash Flow	N.A.	(382)*	(308)	(268)	(229)	(185)

*For the last three fiscal quarters of 2014

The disclosure in the first row of the table on page 68, in the column titled “Amount,” is hereby amended and supplemented by inserting the following at the end of the last sentence:

“subject to a cap of $5.75 million.”

The first paragraph on page 69 is hereby amended and supplemented by replacing such paragraph with the following:

“On May 23, 2014, HCT entered into a letter agreement with RCS Capital, the investment banking and capital markets division of RCS (we refer to this letter agreement as the HCT Investment Banking Services Agreement), pursuant to which RCS Capital agreed to act as financial advisor to HCT in connection with a possible sale or acquisition transaction involving HCT. In connection with the HCT Investment Banking Services Agreement and the services provided by RCS Capital thereunder, HCT agreed to pay RCS Capital an amount equal to 0.25% of the Transaction Value (as defined below), which we refer to as the Transaction Fee, of an acquisition transaction, payable upon the consummation of such acquisition transaction. For purposes of the HCT Investment Banking Services Agreement, “Transaction Value,” means the sum of (i) the value of the merger consideration, (ii) the aggregate value of any debt, capital lease and preferred equity security obligations assumed, retired, cancelled or defeased in connection with the merger and (iii) the amount of any fees, expenses and promote paid. In connection with the negotiation of the merger, RCS Capital agreed to a cap on this amount of $5.75 million. HCT also agreed to reimburse RCS Capital for reasonable out-of-pocket expenses arising in connection with the merger, regardless of whether the merger is consummated. The HCT Investment Banking Services Agreement may be terminated by HCT or RCS Capital at any time with or without cause upon delivery of written notice. In the event that the HCT Investment Banking Services Agreement is terminated, RCS Capital will be entitled to the Transaction Fee then due and payable and any expenses incurred prior to such termination. In addition, RCS Capital will be entitled to the Transaction Fee if the merger is consummated at any time prior to the earlier of (i) the date on which RCS Capital resigns its engagement or is terminated for cause and (ii) 18 months from the date of any other termination of the HCT Investment Banking Services Agreement by HCT. If, during the term of RCS Capital’s engagement or within 18 months thereafter, the merger agreement is terminated prior to the consummation of the merger or the merger is not otherwise consummated and HCT receives a break-up fee in connection with such non-consummation, HCT will pay RCS Capital 30% of such break-up fee less expenses incurred by HCT in connection with the merger. RCS Capital and RCS are under common control with the Advisor. Certain directors and officers of HCT also have interests in RCS Capital and RCS. Based on the closing price per share of Ventas common stock on December 31, 2014 and the aggregate value of debt, capital lease and preferred equity obligations of HCT outstanding as of September 30, 2014, HCT expects to pay RCS Capital $5.75 million under the HCT Investment Banking Services Agreement in connection with the closing of the merger.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

Date: January 2, 2015	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer